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                                                                    EXHIBIT 10.2


                                                                 NO.
                                                                    ------------

                            VIRAGE LOGIC CORPORATION

                           1997 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

               This Stock Option Agreement (the "AGREEMENT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between Virage Logic Corporation, a California corporation (the "COMPANY"), and the participant named below (the "PARTICIPANT"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1997 Equity Incentive Plan (the "PLAN").

PARTICIPANT:
                              --------------------------------------------------
SOCIAL SECURITY NUMBER:
                              --------------------------------------------------
ADDRESS:
                              --------------------------------------------------
TOTAL OPTION SHARES:
                              --------------------------------------------------
EXERCISE PRICE PER SHARE:
                              --------------------------------------------------
DATE OF GRANT:
                              --------------------------------------------------
FIRST VESTING DATE:
                              --------------------------------------------------
EXPIRATION DATE:
                              --------------------------------------------------
                             (unless earlier terminated under Section 5.6 of the
                              Plan)

TYPE OF STOCK OPTION

(CHECK ONE):                        [ ] INCENTIVE STOCK OPTION
                                    [ ] NONQUALIFIED STOCK OPTION

               1. GRANT OF OPTION. The Company hereby grants to Participant an option (this "OPTION") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" (the "ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

               2. EXERCISE PERIOD AND VESTING SCHEDULE.


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                      2.1 Exercise Period and Vesting Schedule of Option. This
Option is immediately exercisable although the Shares issued upon exercise of the Option will be subject to the restrictions on transfer and Repurchase Option set forth in Section 8 and 9 below. Provided Participant continues to provide services to the Company or any Subsidiary or Parent of the Company, the Shares issuable upon exercise of this Option shall not vest with respect to any of the Shares until _____________ (the "First Vesting Date"); (b) on the First Vesting Date the Option shall vest as to ______________ percent (_ %) of the Shares; and
(c) thereafter each year on the anniversary of the First Vesting Date the Option shall vest as to an additional ____ percent (_%) of the Shares until this Option is vested with respect to 100% of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share. Notwithstanding any provision in the Plan or this Agreement to the contrary, Options for Unvested Shares (as defined in Section 2.2 of this Agreement will not be exercisable on or after Participant's Termination Date.

                    [ALTERNATIVE #2: MONTHLY VESTING SCHEDULE

                      2.2 Exercise Period and Vesting Schedule of Option. This Option is immediately exercisable although the Shares issued upon exercise of the Option will be subject to the restrictions on transfer and Repurchase Option set forth in Section 8 and 9 below. Provided Participant continues to provide services to the Company or any Subsidiary or Parent of the Company, the Shares issuable upon exercise of this Option shall not vest with respect to any of the Shares until _________________ (the "First Vesting Date"); (b) on the First Vesting Date the Option shall vest as to ______ percent (_ %) of the Shares; and
(c) thereafter at the end of each full succeeding month the Option will become vested and as to an additional ____ percent (_%) of the Shares until the Shares are vested with respect to one hundred percent (100%) of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become exercisable for the full remainder of the Shares.]

                       [ALTERNATIVE #3: VESTING SCHEDULE]

                      2.3 Exercise Period and Vesting Schedule of Option. This Option is immediately exercisable although the Shares issued upon exercise of the Option will be subject to the restrictions on transfer and Repurchase Option set forth in Section 8 and 9 below. Provided Participant continues to provide services to the Company or any Subsidiary or Parent of the Company, the Shares issuable upon exercise of this Option shall not vest with respect to any of the Shares until _________________ (the "First Vesting Date"); (b) on the First Vesting Date the Option shall vest as to _____ percent (__ %) of the Shares; and
(c) thereafter the Option shall become vested as to additional portions of the Shares as follows:


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                                                            Cumulative
On or after:                    But before:                   Number
-----------                     ----------                of vested shares:
                                                          ----------------

____________, 20__           ___________, 20___            _____________

____________, 20__           ___________, 20___            _____________

____________, 20__           ___________, 20___            _____________

____________, 20__           ___________, 20___            _____________

____________, 20__           ___________, 20___            _____________

                              Total Option Shares:         _____________


                      2.4 Vesting of Options. Shares that are vested pursuant to the schedule set forth in Section 2.1 are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are "UNVESTED SHARES."

                      2.5 Expiration. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 3 below or pursuant to
Section 5.6 of the Plan.

               3. TERMINATION

                      3.1 Termination for Any Reason Except Death, Disability or Cause. If Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

                      3.2 Termination Because of Death or Disability. If Participant is Terminated because of death or Disability of Participant (or Participant dies within three (3) months of Termination when Termination is for any reason other than Participant's Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the Termination Date when the termination is for Participant's disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.


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                      3.3 Termination for Cause. If Participant is Terminated
for Cause, then the Option will expire on Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

                      3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

               4. MANNER OF EXERCISE.

                      4.1 Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time (the "EXERCISE AGREEMENT"), which shall set forth, inter alia, (i) Participant's election to exercise the Option,
(ii) the number of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

                      4.2 Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

                      4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

             (a) by cancellation of indebtedness of the Company to the Participant;

             (b) by surrender of shares of the Company's Common Stock that (i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Participant in the open public

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                    market; and (ii) are clear of all liens, claims,
                    encumbrances or security interests;

            (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

            (d) by waiver of compensation due or accrued to Participant for services rendered;

            (e) provided that a public market for the Company's stock exists: (i) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

            (f)     by any combination of the foregoing.

                    4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

                      4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's

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authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

               5. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two
(2) years after the Date of Grant, and (ii) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

               6. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

               7. NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

               8. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase Participant's Unvested Shares (as defined in Section 2.2 of this Agreement) on the terms and conditions set forth in the Exercise Agreement (the "REPURCHASE OPTION") if Participant is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Participant's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised.

               9. COMPANY'S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred by Participant without the Company's prior written consent. Before any Vested Shares held by Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of

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first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the "RIGHT OF FIRST REFUSAL"). The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

               10. TAX CONSEQUENCES. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

                      10.1 Exercise of ISO. If the Option qualifies as an ISO, there will be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

                      10.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                      10.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

                          (a) Incentive Stock Options. If the Shares are held
for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

                          (b) Nonqualified Stock Options. If the Shares are held
for more than twelve (12) months after the date of the transfer of the Shares pursuant to the

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exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

                          (c) Withholding. The Company may be required to
withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

                      10.4 Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Participant with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

               11. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a shareholder with respect to any Shares until the Shares are issued to Participant.

               12. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

               13. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof

               14. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; (ii) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); (iii) one (1) business day after deposit with any return receipt express courier (prepaid); or (iv) one
(1) business day after transmission by facsimile, rapifax or telecopier.


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               15. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement, including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

               16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

               17. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

               IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in triplicate by its duly authorized representative and Participant has executed this Agreement in triplicate, effective as of the Date of Grant.

VIRAGE LOGIC CORPORATION            PARTICIPANT

By:
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                                    (Signature)



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(Please print name)                 (Please print name)



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(Please print tile)



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